united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St., Suite 2, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

Item 1. Reports to Stockholders.

Annual Report

June 30, 2015

1-877-7PWRINC

1-877-779-7462

www.powerincomefund.com

www.powerdividendindexfund.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Power Income Fund or Power Dividend Index Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Power Income Fund and Power Dividend Index Fund

Annual Letter to Shareholders

Dear Investors,

We are pleased to address our fifth annual letter to shareholders for the Power Income Fund and second for the Power Dividend Index Fund.

The Power Income Fund’s objective is to maximize total return from income and capital appreciation with the preservation of capital a secondary objective. The Fund seeks equity-like returns and seeks to beat an index of all bonds, corporate and government (Barclays Capital U.S. Aggregate Bond Index). During the period from June 30, 2014 to the period ending June 30, 2015 and year to date through June 30, 2015, the Power Income Fund had the following performance for the various share classes relative to the fixed income indices:

Returns for Period June 30, 2014 to June 30, 2015 and Year to Date through June 30, 2015

	6/30/14-6/30/15	12/31/14-6/30/15
Power Income Fund Class I	-3.57%	0.03%
Power Income Fund Class A	-3.81%	-0.09%
Power Income Fund Class A with Load	-8.58%	-5.09%
Power Income Fund Class C	N/A	-0.43%
Barclays Capital U.S. Aggregate Bond Index	1.86%	-0.10%
B of A Merrill Lynch U.S. High Yield Master II Index	-0.55%	2.49%

The Power Income Fund employs a “Tactical” approach to investing. The Fund generally invests in high yield bond funds and/ or money market funds utilizing a proprietary defensive trading system to determine the investments. The system indicates whether it is time to be invested in the high yield asset class or money markets. The purpose of switching between these two investments is an attempt to minimize losses during a downturn and participate in gains during upturns. In addition, the “Tactical” approach can utilize a hedging strategy utilizing mutual funds with an inverse relationship to the high yield asset class or short sell high yield Exchange Traded Funds (ETFs). Hedging may be utilized to offset a long position to attempt to bring the Fund to a market neutral position.

The Power Dividend Index Fund’s primary objective is total return from dividend income and capital appreciation. Capital preservation is a secondary objective of the fund. The Fund seeks to beat the total return performance of the S&P 500 Index. During the period from June 30, 2014 through June 30, 2015 and year to date through June 30, 2015, the Power Dividend Index Fund had the following performance for the various share classes relative to the S&P 500 Index:

Returns for Period June 30, 2014 to June 30, 2015 and Year to Date through June 30, 2015

	6/30/14-6/30/15	12/31/14-6/30/15
Power Dividend Index Fund Class I	-0.59%	-2.30%
Power Dividend Index Fund Class A	-0.81%	-2.41%
Power Dividend Index Fund Class A with Load	-5.80%	-7.30%
Power Dividend Index Class C	N/A	-2.73%
S&P 500 Index	7.42%	1.23%
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W.E. Donoghue & Co., Inc. primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. The Power Dividend Index Fund seeks to replicate the W.E. Donoghue Power Dividend Total Return Index. The index is a combination of a rules based mechanical quantitative index with a technically driven tactical overlay.

Index Description. W.E. Donoghue’s Power Dividend Index (PWRDXTR) uses the total return variation of the S-Network Sector Dividend Dogs Index (SDOGXTR) to signal investment into and out of the SDOGXTR Index.

Index Methodology. PWRDXTR uses a proprietary methodology to trigger allocations between an equally weighted portfolio of stocks that are assembled according to the Sector Dividend Dogs Index (SDOGX) methodology and 90 day US Treasury-Bills. The SDOGX methodology employs a systematic approach to identify the five stocks in each of the ten S&P 500 sectors with the highest dividend yields. This methodology is designed to convey the benefits of high dividend yield, sector diversification and equal weighting. The tactical overlay for allocating between either stocks or bonds is based on exponential moving average crossovers.

Rebalancing. The underlying equity portfolio (SDOGX) rebalances quarterly, at the close of trading on the third Friday of the last month of each calendar quarter. The Power Dividend Index Fund will implement this rebalance on the following Monday at the open.

The third quarter of 2014 brought on some healthy volatility to the equity and credit markets. After ten straight months of positive performance for the BofA Merrill Lynch U.S. High Yield Master II Index, the markets were dealt with some downside volatility. With the U.S. economy showing signs of improvement as was evidenced in the 2nd quarter 2014 GDP numbers, the monthly employment reports and the surge in durable goods orders, all eyes once again remain focused on the Federal Reserve and Janet Yellen. The lulling complacency experienced in the previous couple of quarters came to a hault as concerns mounted over the direction of monetary policy as well as a sluggish growth environment in Europe and Asia. The Federal Reserve led by Janet Yellen has been choreographing their exit from quantitative easing. The question mark on many minds had been at what point will the Fed begin to raise short term interest rates and begin to “normalize” rates. The combination of concerns over interest rates and global growth caused the market to begin a long over due pullback which caused yields and spreads in the high yield asset class to move up. Further, the strength in the dollar combined with supply concerns brought on meaningful weakness to the energy sector and the commodity asset class.

The Power Income Fund began the 3rd quarter of 2014 in a bullish stance predominantly invested in high yield bond funds and floating rate funds. The month of July proved to be a challenging month for both equities and the high yield asset class. The Power Income Fund did shift to a defensive position in July and subsequently re-allocated back into the high yield asset class in August. The Power Dividend Index Fund was in a bullish stance throughout the 3rd quarter of 2014.

The 4th quarter of 2014 proved to be a difficult period for the high yield asset class and the Power Income Fund. The asset class was being hampered by crashing oil prices. Concerns throughout the quarter were mounting as the price of oil had come down on West Texas Intermediate Crude from about $107 per barrel in the June/July time frame to currently in the $43 range. This is having an impact on the high yield asset class due to the energy sector exposure which is comprised of fracking and shale companies which are highly leveraged. As the price of oil had come down, the magnitude and precipitous drop had been increasing the risks that these companies profitability will be greatly hampered and defaults for the sector could rise from the 2% area to possibly in the 8-13%. As such, the

2

high yield asset class, which in many incidences has about 15% energy exposure had backed off. Consequently, the Power Income Fund once again shifted into a defensive position during the quarter. The following chart depicts the high yield (SPDR Barclays High Yield Bond ETF being utilized as proxy for high yield asset class) asset class experience during the 4th quarter of 2014:

Clearly, as is illustrated, the period created a whipsaw environment for the high yield asset class and thus the Power Income Fund. The Power Dividend Index Fund did underperform as well during this quarter relative to the S&P 500 Index due to the equal weights its underlying index carries to the 10 GICS (Global Industry Classification Standard) sectors. The natural resource driven sectors such as energy and basic materials largely contributed to the underperformance for the 4th quarter as well as the index respective holdings within those sectors.

During the first quarter of 2015, it became evident that the Federal Reserve was shifting their stance. In a Federal Reserve’s FOMC meeting statement during the period, the Fed, led by Janet Yellen, removed language regarding their patient approach to shifting monetary policy. With the labor markets continuing to steadily improve, the Fed is looking for further data to begin the process of normalizing interest rates and monetary policy. In addition to culminating their bond purchases through quantitative easing the Fed is now seeking to shift policy to begin raising short term interest rates via Fed Funds rates. This will prove to be a delicate balancing act as recent economic data suggest a decelerating economy and a deteriorating earnings climate. The Fed has the difficult challenge of not moving too quickly and reversing the course and driving the U.S. back into a recession and conversely, not moving quickly enough to keep inflation in check. The combination of the uncertainty surrounding the direction of the Fed, the collapse of oil prices, and the rising dollar caused volatility to be revisited in the financial markets in the first quarter.

The Power Income Fund began the 1st quarter of 2015 in a defensive stance predominantly invested in cash equivalents. The Power Dividend Index Fund began the year in a bullish stance. During the month of January, the equity market as measured by the S&P 500 index was down nearly 3% and the high yield asset class rallied coming out of a difficult December. The high yield asset class in December had broken down technically due to continued weakness and concern surrounding energy and the potential

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for defaults in the sector. Subsequently, in January the high yield asset class came off of a V-spike in December.

During the 2nd quarter of 2015, the direction of the price of oil, Greece, Puerto Rico, and more importantly China have ignited renewed risks and volatility in global markets. Concerns had accelerated in the latter part of June regarding the possibility of a Greek exit (Grexit) from the Euro. This caused global concerns on the possibility of a Lehman Brothers type “contagion.” Fortunately, this is a different situation as many have reduced their exposure to Greece and the ECB has its own printing press to stave off any spreading financial distress. Should Greece ultimately leave the Euro, it is likely more symbolic than anything as there would be concerns over additional weak peripheral European countries following suit, or worse aligning themselves with Russia.

In addition to Greece, Puerto Rico is having difficulty handling its debt obligations and is also looking to restructure. As a neighboring territory to the U.S. it will be interesting to see how their situation unfolds. It is clearly shedding light on areas that are overextended with debt domestically such as Chicago and other troubled municipalities.

Further, and more importantly, China the 2nd largest economy in the World is struggling through a difficult period that has ultimately brought on a bear market for them domestically. Since mid-June their stock market indices have been down 20-30% plus. Their markets are coming down from significant gains over the prior twelve months that had certain indices up more than 100%. They are now facing a crash like environment where they are taking extraordinary measures to try and stop the free-fall. As such, China as well as the aforementioned areas are causing a negative bias to global markets. The following chart of the S&P 500 index illustrates the impact of the globally interconnected marketplace:

4

Although the geopolitical issues have raised contagion and debt concerns, the positive side is that it could delay the Fed from raising interest rates later this year. The consensus has been that the Fed would embark on potentially raising interest rates as early as September. As Janet Yellen has repeatedly said, their decision making process will be data dependent. After coming off of a revised negative GDP report for the first quarter of 2015 and the most recent monthly employment report not being as strong as expected the Fed could further be on hold from making any imminent departure from their current accommodative policy. Further, should they decide to make an attempt to normalize interest rates, barring any unforeseen inflationary pressures, they will be sure to take a gradualist approach.

Overall the performance of the Funds can largely be attributed to the dividends received from the underlying stocks or high yield funds, capital gains from the underlying stocks or high yield positions and interest received from the cash and cash equivalent exposure. The largest high yield fund positions that were taken during the time period in the Power Income Fund were the Blackrock High Yield Fund (BHIYX) (16%) and the Blackrock Floating Rate Fund (BFRIX) (17%). The Power Dividend Index Fund maintained a bullish posture throughout the period since inception and performed its quarterly rebalance. There were, in general, three weak environments during the period referenced where the high yield asset class and the Power Income Fund’s underlying high yield holdings experienced some downside volatility. As previously mentioned, in such environments the Power Income Fund will apply its sell discipline to each respective underlying fund and move to a defensive position in cash or cash equivalents or utilize hedging techniques in an attempt to mitigate downside risk. The Power Income Fund I share and A share classes underperformed the primary benchmark being the Barclays Capital U.S. Aggregate Bond Index for the trailing one year period. However, the Fund did outperform its benchmark for the year to date period as depicted in the table on page 1 of this letter. The Power Dividend Index Fund underperformed its benchmark (being the S&P 500 Index) for the year to date period as well as the trailing one year period as depicted in its respective performance table on page 1.

Dividends and Distributions

In accordance with the Funds policies and prospectuses the Power Income Fund and Power Dividend Index Fund did make the following dividend and capital gain distributions for each of the respective share classes:

Power Income Fund Class I Share -PWRIX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2014	0.0000	0.0000	0.0680	0.0680
12/29/2014	0.0000	0.0000	0.0212	0.0212
3/30/2015	0.0000	0.0000	0.0195	0.0195
6/29/2015	0.0000	0.0000	0.1036	0.1036
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Power Income Fund Class A Share -PWRAX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2014	0.0000	0.0000	0.0620	0.0620
12/29/2014	0.0000	0.0000	0.0145	0.0145
3/30/2015	0.0000	0.0000	0.0137	0.0137
6/29/2015	0.0000	0.0000	0.0974	0.0974

Power Income Fund Class C Share -PWRCX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2014	0.0000	0.0000	0.0000	0.0000
12/29/2014	0.0000	0.0000	0.0159	0.0159
3/30/2015	0.0000	0.0000	0.0036	0.0036
6/29/2015	0.0000	0.0000	0.0841	0.0841

Power Dividend Index Fund Class I Share -PWDIX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2014	0.0000	0.0000	0.0868	0.0868
12/29/2014	0.0000	0.0044	0.0631	0.0675
3/30/2015	0.0000	0.0000	0.0813	0.0813
6/29/2015	0.0000	0.0000	0.0631	0.0631

Power Dividend Index Fund Class A Share -PWDAX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2014	0.0000	0.0000	0.0813	0.0813
12/29/2014	0.0000	0.0044	0.0573	0.0617
3/30/2015	0.0000	0.0000	0.0754	0.0754
6/29/2015	0.0000	0.0000	0.0564	0.0564

Power Dividend Index Fund Class C Share -PWDCX

	Long-Term
Distribution Date	Capital Gain	Short-Term Capital Gain	Dividend Income	Distribution Total
9/29/2014	0.0000	0.0000	0.0000	0.0000
12/29/2014	0.0000	0.0044	0.0631	0.0675
3/30/2015	0.0000	0.0000	0.0643	0.0643
6/29/2015	0.0000	0.0000	0.0416	0.0416

Market Outlook and Potential Power Income Fund and Power Dividend Index Fund Implications

W.E. Donoghue & Co., Inc. (WEDCO) primarily utilizes technical trend analysis to determine its investment allocations and does not make market predictions. However, the firm does recognize the current economic environment we are in and can comment to the behavior of equities and the high yield asset class in general. High Yield bond funds, often referred to as “Junk” bond funds, trade on earnings similar to stocks and they generally do well in an improving economy and generally falter in

6

recessionary times. This asset class typically is made up of lower credit quality bonds and hence commands a higher yield, or interest rate, to compensate investors for the additional risk of holding lower credit quality issues. As with any bond issue, this asset class is subject to the ability of corporations to meet their debt payments.

As of the time of this report, WEDCO has recently shifted into a defensive position with both the Power Income Fund and Power Dividend Index Fund. Our technical indicators have turned negative for each fund and as of the date of this report both are currently positioned in a cash equivalent position. As previously mentioned risks have been rising due to areas of concern such as oil, China, an overall global economic slowdown and the possibility of the Federal Reserve raising interest rates. We are in our 7th year of a strong bull market cycle and caution is warranted as the overall market has gotten more expensive by many measurements. A bear market is difficult to predict but the market is long overdue for a deeper correction which we have not seen for at least a few years. It is difficult to say how long we will be in a defensive position. The market has been resilient over the course of this bull cycle. We will remain in a defensive position preserving principal until our indicators turn positive.

We want to thank you for your continued investment and vote of confidence in the Power Income Fund and Power Dividend Index Fund.

Regards,

Investment Committee

W.E. Donoghue & Co., Inc.

Adviser to the Power Income Fund and Power Dividend Index Fund

The Standard and Poor’s 500 Index: A commonly used benchmark index for large capitalization stocks. The index is comprised of 500 large capitalization U.S. stocks and is administered by Standard and Poor’s. You cannot invest in an index.

The BofA Merrill Lynch U.S. High Yield Master II Index: A commonly used benchmark index for high yield corporate bonds. It is administered by Merrill Lynch. The BofA Merrill Lynch U.S. High Yield Master II Index is a measure of the broad high yield market. You cannot invest in an index.

The Barclays Capital U.S. Aggregate Bond Index: A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. You cannot invest in an index.

The historical performance of the Standard and Poor’s 500 Index, Merrill Lynch U.S. High Yield Master II Index and Barclays Capital U.S. Aggregate Bond Index are unmanaged, do not reflect the deduction of transaction and custodial charges, nor the deduction of a management fee, the incurrence of which would have the effect of decreasing indicated historical performance results.

2452-NLD-8/18/2015

7

Power Income Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, compared to its benchmarks:

	One Year	Three Year	Since Inception (a)	Since Inception (b)
Power Income Fund - Class A	(3.81)%	2.90%	2.58%	N/A
Power Income Fund - Class A with load	(8.58)%	1.17%	1.48%	N/A
Power Income Fund - Class C	N/A	N/A	N/A	(1.37)%
Power Income Fund - Class I	(3.57)%	3.16%	2.82%	N/A
Barclays Capital U.S. Aggregate Bond Index (c)	1.86%	1.83%	3.07%	0.35%
Merrill Lynch U.S. High Yield Master II Index (d)	(0.55)%	6.80%	7.61%	0.85%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A and Class I prospectus dated October 24, 2014 is 2.11% and 1.86%, respectively. Class A Shares are subject to a maximum sales charge of 5.00% imposed on purchases. Class C shares purchased on or before January 1, 2015 are subject to a contingent a deferred sales charge of 1.00% on redemptions made within one year of purchase. The total annual operating expenses as stated in the fee table of the Fund’s Class C prospectus dated November 17, 2014 is 2.86%. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is September 14, 2010.

(b)	Inception date is November 25, 2014.

(c)	The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes U.S. Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S. Dollars. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

(d)	The Merrill Lynch U.S. High Yield Master II Index measures the performance of below investment grade, U.S. dollar denominated corporate bonds, publicly issued in the U.S. domestic market. Unlike a mutual fund, an index does not reflect any trading costs or management fees. Investors cannot directly invest in an index.

Portfolio Composition as of June 30, 2015

Holdings By Investment Type	% of Net Assets
Money Market Funds	100.0%
Liabilities In Excess of Other Assets	(0.0)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

8

Power Dividend Index Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the periods ended June 30, 2015, compared to its benchmarks:

	One Year	Since Inception (a)	Since Inception (b)
Power Dividend Index Fund - Class A	(0.81)%	7.07%	N/A
Power Dividend Index Fund - Class A with load	(5.80)%	3.76%	N/A
Power Dividend Index Fund - Class C	N/A	N/A	(4.96)%
Power Dividend Index Fund - Class I	(0.59)%	7.27%	N/A
S&P 500 Total Return Index (c)	7.42%	12.94%	1.03%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The total annual operating expenses as stated in the fee table of the Fund’s Class A and Class I prospectus dated October 28, 2014 is 1.76% and 1.51%, respectively. Class A shares are subject to a maximum sales charge imposed on purchases of 5.00%. Class A, Class C and Class I shares are subject to a redemption fee of 1.00% of amounts redeemed within 30 days of purchase. The total annual operating expenses as stated in the fee table of the Fund’s Class C prospectus dated November 17, 2014 is 2.51%. Class C shares purchased on or before January 1, 2015 are subject to a contingent deferred sales charge of 1.00% on redemptions made within one year of purchase. For performance information current to the most recent month-end, please call 1-877-779-7462.

(a)	Inception date is November 7, 2013.

(b)	Inception date is November 25, 2014.

(c)	The S&P 500 Total Return Index is an unmanaged free-float capitalization-weighted index which measures the performance of 500 large-cap common stocks actively traded in the United States. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Portfolio Composition as of June 30, 2015

Holdings By Sector	% of Net Assets
Electric	10.2%
Oil & Gas	9.6%
Retail	8.2%
Pharmaceuticals	8.1%
Telecomunications	8.1%
Agriculture	6.3%
Semiconductors	4.1%
Chemicals	4.1%
Banks	4.1%
Other Sectors (Common Stock) and Short-Term Investments	37.0%
Other Assets Less Liabilities	0.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

9

Power Income Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	SHORT-TERM INVESTMENTS - 100.0%
	MONEY MARKET FUNDS - 100.0%
263,171,143	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.10% *	$263,171,143
61	Invesco Stit Liquid Assets-STIT-Government & Agency Portfolio, 0.04% *	61
	TOTAL SHORT-TERM INVESTMENTS (Cost - $263,171,204)	263,171,204

	TOTAL INVESTMENTS - 100.0% (Cost - $263,171,204) (a)	$263,171,204
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.0)%	(75,976)
	NET ASSETS - 100.0%	$263,095,228

*	Money market fund; interest rate reflects effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $263,174,196 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$—
Unrealized depreciation	(2,992)
Net unrealized appreciation	$(2,992)

See accompanying notes to financial statements.

10

Power Dividend Index Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value
	COMMON STOCK - 98.7%
	AEROSPACE/DEFENSE - 2.0%
38,755	Lockheed Martin Corp.	$7,204,554

	AGRICULTURE - 6.3%
154,080	Altria Group, Inc.	7,536,053
90,424	Philip Morris International, Inc.	7,249,292
102,803	Reynolds American, Inc.	7,675,272
		22,460,617
	BANKS - 4.1%
180,235	BB&T Corp.	7,265,273
108,455	JPMorgan Chase & Co.	7,348,911
		14,614,184
	CHEMICALS - 4.1%
142,792	Dow Chemical Co.	7,306,667
70,982	LyondellBasell Industries - Class A	7,348,057
		14,654,724
	COMPUTERS - 1.8%
138,238	Seagate Technology PLC	6,566,305

	COSMETICS/PERSONAL CARE - 2.1%
93,851	Procter & Gamble Co.	7,342,902

	ELECTRIC - 10.2%
128,639	Consolidated Edison, Inc.	7,445,625
110,807	Dominion Resources, Inc. VA	7,409,664
245,503	PPL Corp.	7,234,973
174,989	Southern Co.	7,332,039
415,846	TECO Energy, Inc.	7,343,840
		36,766,141
	ENVIRONMENTAL CONTROL - 2.0%
152,811	Waste Management, Inc.	7,082,790

	FOOD - 2.1%
87,389	Kraft Foods Group, Inc.	7,440,299

	FOREST PRODUCTS & PAPER - 1.9%
144,724	International Paper Co.	6,887,415

	HEALTHCARE PRODUCTS - 2.1%
108,439	Baxter International, Inc.	7,583,139

	INSURANCE - 4.1%
144,516	Cincinnati Financial Corp.	7,251,813
82,945	Prudential Financial, Inc.	7,259,346
		14,511,159
	IRON/STEEL - 1.9%
152,339	Nucor Corp.	6,713,580

	MINING - 1.9%
373,678	Freeport McMoRan, Inc.	6,957,884

	MISCELLANEOUS MANUFACTURING - 3.9%
102,980	Eaton Corp. PLC	6,950,120
270,256	General Electric Co.	7,180,702
		14,130,822
	OFFICE/BUSINESS EQUIPMENT - 2.0%
340,495	Pitney Bowes, Inc.	7,085,701

	OIL & GAS - 9.6%
116,551	ConocoPhilips	7,157,397
259,991	Diamond Offshore Drilling, Inc.	6,710,368
314,477	Ensco PLC	7,003,403
451,371	Noble Corp. PLC	6,946,600
416,577	Transocean Ltd.	6,715,221
		34,532,989

See accompanying notes to financial statements.

11

Power Dividend Index Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
	COMMON STOCK 98.7% (Continued)
	PHARMACEUTICALS - 8.1%
87,895	Eli Lilly & Co.	$7,338,354
75,264	Johnson & Johnson	7,335,229
127,907	Merck & Co., Inc.	7,281,745
216,371	Pfizer, Inc.	7,254,920
		29,210,248
	RETAIL - 8.2%
210,754	Coach, Inc.	7,294,196
108,675	Darden Restaurants, Inc.	7,724,619
172,305	GameStop Corp. - Class A	7,402,223
453,360	Staples, Inc.	6,940,942
		29,361,980
	SAVINGS & LOANS - 2.1%
461,489	People’s United Financial, Inc.	7,480,737

	SEMICONDUCTORS - 4.1%
132,437	KLA-Tencor Corp.	7,444,284
156,295	Microchip Technology, Inc.	7,412,291
		14,856,575
	SOFTWARE - 4.0%
245,599	CA, Inc.	7,193,595
154,229	Paychex, Inc.	7,230,256
		14,423,851
	TELECOMUNICATIONS - 8.1%
213,622	AT&T, Inc.	7,587,853
227,347	CenturyLink, Inc.	6,679,455
1,492,381	Frontier Communications Corp.	7,387,286
156,661	Verizon Communications, Inc.	7,301,969
		28,956,563
	TOYS/GAMES/HOBBIES - 2.0%
283,280	Mattel, Inc.	7,277,463

	TOTAL COMMON STOCK (Cost - $361,765,002)	354,102,622

	SHORT-TERM INVESTMENTS - 1.1%
	MONEY MARKET FUNDS - 1.1%
3,961,933	Fidelity Institutional Money Market Funds - Money Market Portfolio - Class I, 0.10% *	3,961,933
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,961,933)

	TOTAL INVESTMENTS - 99.8% (Cost - $365,726,935) (a)	$358,064,555
	OTHER ASSETS LESS LIABILITIES - 0.2%	835,614
	NET ASSETS - 100.0%	$358,900,169

PLC - Public Limited Company

*	Money market fund; interest rate reflects effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $369,696,137 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$15,839,100
Unrealized depreciation	(27,470,682)
Net unrealized depreciation	$(11,631,582)

See accompanying notes to financial statements.

12

Power Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

	Power Income	Power Dividend
	Fund	Index Fund
ASSETS
Investment securities:
At cost	$263,171,204	$365,726,935
At value	$263,171,204	$358,064,555
Dividends and interest receivable	856,601	726,296
Receivable for securities sold	141,095	386,010
Prepaid expenses and other assets	48,967	28,340
Receivable for fund shares sold	29,252	1,295,588
TOTAL ASSETS	264,247,119	360,500,789

LIABILITIES
Payable for Fund shares repurchased	855,548	547,294
Payable for investments purchased	—	628,622
Investment advisory fees payable	236,985	318,506
Distribution (12b-1) fees payable	8,317	32,875
Accrued expenses and other liabilities	51,041	73,323
TOTAL LIABILITIES	1,151,891	1,600,620
NET ASSETS	$263,095,228	$358,900,169

COMPOSITION OF NET ASSETS:
Paid in capital	$275,364,392	$362,797,078
Undistributed net investment income	1,483,019	322,387
Accumulated net realized gain (loss) from security transactions	(13,752,183)	3,443,084
Net unrealized depreciation of investments	—	(7,662,380)
NET ASSETS	$263,095,228	$358,900,169

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$28,058,303	$100,735,967
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	2,873,690	9,342,804
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$9.76	$10.78
Maximum offering price per share (net asset value plus maximum sales charge of 5.00%) (b)	$10.27	$11.35

Class C Shares:
Net Assets	$2,319,049	$12,825,390
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	237,915	1,190,999
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a) (c)	$9.75	$10.77

Class I Shares:
Net Assets	$232,717,876	$245,338,812
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	23,863,923	22,751,113
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$9.75	$10.78

(a)	Redemptions of Power Dividend Index Fund shares made within 30 days of purchase may be assessed a redemption fee of 1.00%.

(b)	On investments of $50,000 or more, the offering price is reduced.

(c)	Class C shares purchased on or before January 1, 2015 and sold within one year of purchase are subject to a cotingent deferred sales charge of 1.00%.

See accompanying notes to financial statements.

13

Power Funds

STATEMENTS OF OPERATIONS

For the Year Ended June 30, 2015

	Power Income	Power Dividend
	Fund	Index Fund
INVESTMENT INCOME
Dividends	$9,953,467	$10,966,167
Interest	52,533	2,505
TOTAL INVESTMENT INCOME	10,006,000	10,968,672

EXPENSES
Investment advisory fees	3,024,719	2,651,761
Distribution (12b-1) fees:
Class A	77,326	180,053
Class C	7,806	38,574
Administration fees	216,988	187,756
Non 12b-1 shareholder services fee	174,164	136,789
Accounting services fees	68,836	57,984
Registration fees	67,404	65,639
Transfer agent fees	57,999	90,808
Printing and postage expenses	39,521	47,805
Custodian fees	36,423	30,915
Legal fees	17,754	15,049
Audit fees	16,602	15,889
Compliance officer fees	16,112	10,264
Trustees’ fees and expenses	13,706	13,496
Insurance expense	11,997	4,202
Other expenses	—	10,570
TOTAL EXPENSES	3,847,357	3,557,554

NET INVESTMENT INCOME	6,158,643	7,411,118

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from security transactions	(10,895,164)	3,827,607
Net change in unrealized depreciation on investments	(6,717,972)	(16,630,895)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(17,613,136)	(12,803,288)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,454,493)	$(5,392,170)

See accompanying notes to financial statements.

14

Power Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2015	June 30, 2014
FROM OPERATIONS
Net investment income	$6,158,643	$11,773,197
Net realized gain (loss) from security transactions	(10,895,164)	761,852
Distributions of realized gains from underlying investment companies	—	1,370,645
Net change in unrealized appreciation (depreciation) on investments	(6,717,972)	6,717,972
Net increase (decrease) in net assets resulting from operations	(11,454,493)	20,623,666

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(562,244)	(905,853)
Class C	(21,141)	—
Class I	(5,454,903)	(9,504,680)
Net decrease in net assets resulting from distributions to shareholders	(6,038,288)	(10,410,533)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	15,931,727	19,295,082
Class C	2,714,612	—
Class I	104,207,601	153,156,410
Net asset value of shares issued in reinvestment of distributions:
Class A	502,836	792,365
Class C	16,757	—
Class I	4,638,986	7,936,036
Payments for shares redeemed:
Class A	(18,046,974)	(14,755,266)
Class C	(372,676)	—
Class I	(155,792,882)	(99,850,127)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(46,200,013)	66,574,500

TOTAL INCREASE (DECREASE) IN NET ASSETS	(63,692,794)	76,787,633

NET ASSETS
Beginning of Year	326,788,022	250,000,389
End of Year *	$263,095,228	$326,788,022
*Includes undistributed net investment income of:	$1,483,019	$1,362,664

SHARE ACTIVITY
Class A:
Shares Sold	1,589,166	1,892,520
Shares Reinvested	50,920	77,623
Shares Redeemed	(1,809,571)	(1,455,332)
Net increase (decrease) in shares of beneficial interest outstanding	(169,485)	514,811

Class C:
Shares Sold	273,978	—
Shares Reinvested	1,717	—
Shares Redeemed	(37,780)	—
Net increase in shares of beneficial interest outstanding	237,915	—

Class I:
Shares Sold	10,380,664	15,025,603
Shares Reinvested	469,830	778,147
Shares Redeemed	(15,576,326)	(9,802,080)
Net increase (decrease) in shares of beneficial interest outstanding	(4,725,832)	6,001,670

See accompanying notes to financial statements.

15

Power Dividend Index Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Period Ended
	June 30, 2015	June 30, 2014 (a)
FROM OPERATIONS
Net investment income	$7,411,118	$967,547
Net realized gain from security transactions	3,827,607	37,410
Net change in unrealized appreciation (depreciation) on investments	(16,630,895)	8,968,515
Net increase (decrease) in net assets resulting from operations	(5,392,170)	9,973,472

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(1,904,116)	(208,523)
Class C	(100,794)	—
Class I	(5,374,999)	(794,833)
From net realized gains:
Class A	(29,331)	—
Class C	(597)	—
Class I	(79,664)	—
Net decrease in net assets resulting from distributions to shareholders	(7,489,501)	(1,003,356)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	106,057,708	29,186,879
Class C	13,250,761	—
Class I	228,329,219	97,267,455
Net asset value of shares issued in reinvestment of distributions:
Class A	1,718,501	156,334
Class C	92,881	—
Class I	5,056,242	723,791
Redemption fee proceeds:
Class A	20,987	841
Class C	613	—
Class I	56,489	3,120
Payments for shares redeemed:
Class A	(32,882,533)	(1,964,230)
Class C	(39,236)	—
Class I	(77,182,466)	(7,041,632)
Net increase in net assets resulting from shares of beneficial interest	244,479,166	118,332,558

TOTAL INCREASE IN NET ASSETS	231,597,495	127,302,674

NET ASSETS
Beginning of Period	127,302,674	—
End of Period *	$358,900,169	$127,302,674
*Includes undistributed net investment income of:	$322,387	$74,102

SHARE ACTIVITY
Class A:
Shares Sold	9,496,674	2,814,893
Shares Reinvested	155,770	14,422
Shares Redeemed	(2,948,709)	(190,246)
Net increase in shares of beneficial interest outstanding	6,703,735	2,639,069

Class C:
Shares Sold	1,185,998	—
Shares Reinvested	8,508	—
Shares Redeemed	(3,507)	—
Net increase in shares of beneficial interest outstanding	1,190,999	—

Class I:
Shares Sold	20,406,321	9,384,628
Shares Reinvested	457,983	67,183
Shares Redeemed	(6,900,042)	(664,960)
Net increase in shares of beneficial interest outstanding	13,964,262	8,786,851

(a)	The Power Dividend Index Fund commenced operations on November 7, 2013.

See accompanying notes to financial statements.

16

Power Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$10.34	$9.96	$9.77	$10.19	$10.00

Activity from investment operations:
Net investment income (2)	0.18	0.39	0.34	0.24	0.34
Net realized and unrealized gain (loss) on investments	(0.57)	0.33	0.20	(0.40)	0.18
Total from investment operations	(0.39)	0.72	0.54	(0.16)	0.52

Less distributions from:
Net investment income	(0.19)	(0.34)	(0.34)	(0.22)	(0.33)
Net realized gains	—	—	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.19)	(0.34)	(0.35)	(0.26)	(0.33)

Net asset value, end of period	$9.76	$10.34	$9.96	$9.77	$10.19

Total return (3)	(3.81)%	7.30%	5.57%	(1.45)%	5.19	% (4)

Net assets, at end of period (000s)	$28,058	$31,472	$25,194	$23,278	$16,447

Ratio of expenses to average net assets (5)	1.49%	1.52%	1.50%	1.46%	1.53	% (6)
Ratio of net investment income to average net assets (5,7)	1.83%	3.89%	3.31%	2.40%	4.19	% (6)

Portfolio Turnover Rate	554%	93%	170%	547%	259	% (4)

(1)	The Power Income Fund’s Class A shares commenced operations September 14, 2010.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

17

Power Income Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class C
Period Ended
June 30,
2015 (1)
Net asset value, beginning of period	$9.99

Activity from investment operations:
Net investment income (2)	0.12
Net realized and unrealized loss on investments	(0.26)
Total from investment operations	(0.14)

Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)

Net asset value, end of period	$9.75

Total return (3,4)	(1.37)%

Net assets, at end of period (000s)	$2,319

Ratio of expenses to average net assets (5,6)	2.18%
Ratio of net investment income to average net assets (5,6,7)	1.98%

Portfolio Turnover Rate (8)	554%

(1)	The Power Income Fund’s Class C shares commenced operations November 25, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(8)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

See accompanying notes to financial statements.

18

Power Income Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2015	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$10.33	$9.95	$9.76	$10.19	$10.00

Activity from investment operations:
Net investment income (2)	0.21	0.42	0.37	0.26	0.38
Net realized and unrealized gain (loss) on investments	(0.58)	0.32	0.20	(0.39)	0.15
Total from investment operations	(0.37)	0.74	0.57	(0.13)	0.53

Less distributions from:
Net investment income	(0.21)	(0.36)	(0.37)	(0.26)	(0.34)
Net realized gains	—	—	—	(0.04)	—
Return of capital	—	—	(0.01)	—	—
Total distributions	(0.21)	(0.36)	(0.38)	(0.30)	(0.34)

Net asset value, end of period	$9.75	$10.33	$9.95	$9.76	$10.19

Total return (3)	(3.57)%	7.56%	5.83%	(1.23)%	5.36	% (4)

Net assets, at end of period (000s)	$232,718	$295,316	$224,806	$242,785	$232,918

Ratio of expenses to average net assets (5)	1.25%	1.27%	1.25%	1.21%	1.28	% (6)
Ratio of net investment income to average net assets (5,7)	2.06%	4.14%	3.65%	2.62%	4.61	% (6)

Portfolio Turnover Rate	554%	93%	170%	547%	259	% (4)

(1)	The Power Income Fund’s Class I shares commenced operations September 14, 2010.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(4)	Not annualized.

(5)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

19

Power Dividend Index Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class A
	Year Ended		Period Ended
	June 30,		June 30,
	2015		2014 (1)
Net asset value, beginning of period	$11.14		$10.00

Activity from investment operations:
Net investment income (2)	0.29		0.17
Net realized and unrealized gain (loss) on investments	(0.38)		1.10
Total from investment operations	(0.09)		1.27

Less distributions from:
Net investment income	(0.27)		(0.13)
Net realized gains	(0.00	) (3)	—
Total distributions	(0.27)		(0.13)

Paid-in-Capital From Redemption Fees (3)	0.00		0.00

Net asset value, end of period	$10.78		$11.14

Total return (4)	(0.81)%		12.79	% (5)

Net assets, at end of period (000s)	$100,736		$29,407

Ratio of expenses to average net assets	1.51%		1.75	% (6)
Ratio of net investment income to average net assets	2.61%		2.46	% (6)

Portfolio Turnover Rate	77%		22	% (5)

(1)	The Power Dividend Index Fund’s Class A shares commenced operations November 7, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

20

Power Dividend Index Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Period

Class C
Period Ended
June 30,
2015 (1)
Net asset value, beginning of period	$11.51

Activity from investment operations:
Net investment income (2)	0.11
Net realized and unrealized loss on investments	(0.68)
Total from investment operations	(0.57)

Less distributions from:
Net investment income	(0.17)
Net realized gains (3)	(0.00)
Total distributions	(0.17)

Paid-in-Capital From Redemption Fees (3)	0.00

Net asset value, end of period	$10.77

Total return (4,5)	(4.96)%

Net assets, at end of period (000s)	$12,825

Ratio of expenses to average net assets (6)	2.36%
Ratio of net investment income to average net assets (6)	1.72%

Portfolio Turnover Rate (7)	77%

(1)	The Power Dividend Index Fund’s Class C shares commenced operations November 25, 2014.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and exclude the effect of applicable sales charges and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

(7)	Represents the portfolio turnover for the Fund for the entire year ended June 30, 2015.

See accompanying notes to financial statements.

21

Power Dividend Index Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Period

	Class I
	Year Ended		Period Ended
	June 30,		June 30,
	2015		2014 (1)
Net asset value, beginning of period	$11.14		$10.00

Activity from investment operations:
Net investment income (2)	0.32		0.18
Net realized and unrealized gain (loss) on investments	(0.39)		1.10
Total from investment operations	(0.07)		1.28

Less distributions from:
Net investment income	(0.29)		(0.14)
Net realized gains	(0.00	) (3)	—
Total distributions	(0.29)		(0.14)

Paid-in-Capital From Redemption Fees (3)	0.00		0.00

Net asset value, end of period	$10.78		$11.14

Total return (4)	(0.59)%		12.79	% (5)

Net assets, at end of period (000s)	$245,339		$97,896

Ratio of expenses to average net assets	1.25%		1.50	% (6)
Ratio of net investment income to average net assets	2.88%		2.68	% (6)

Portfolio Turnover Rate	77%		22	% (5)

(1)	The Power Dividend Index Fund’s Class I shares commenced operations November 7, 2013.

(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.

(3)	Amount is less than $0.01.

(4)	Total returns are historical in nature and assumes reinvestment of dividends and capital gain distributions.

(5)	Not annualized.

(6)	Annualized.

See accompanying notes to financial statements.

22

Power Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2015

1.	ORGANIZATION

The Power Income Fund and the Power Dividend Index Fund (each a “Fund” and collectively the “Funds”) each are a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Power Income Fund Class A and Class I shares commenced operations on September 14, 2010. The Power Dividend Index Fund Class A and Class I shares commenced operations on November 7, 2013. Class C shares of both the Power Income Fund and Power Dividend Index Fund commenced operations on November 25, 2014.

The Funds’ investment objectives are as follows:

Power Income Fund – seek total return from income and capital appreciation with capital preservation as a secondary objective.

Power Dividend Index Fund – seek total return from income and capital appreciation with capital preservation as a secondary objective.

The Funds each currently offer three classes of shares: Class A shares, Class C shares and Class I shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares and Class I shares are offered at net asset value. Each class of shares of the Funds have identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Funds’ share classes differ in the fees and expenses charged to shareholders and minimum investment amounts. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Valuation of Underlying Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

23

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

24

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of June 30, 2015 for the Funds’ investments measured at fair value:

Power Income Fund

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments	$263,171,204	$—	$—	$263,171,204
Total	$263,171,204	$—	$—	$263,171,204

Power Dividend Index Fund

Assets *	Level 1	Level 2	Level 3	Total
Common Stock	$354,102,622	$—	$—	$354,102,622
Short-Term Investments	3,961,933	—	—	3,961,933
Total	$358,064,555	$—	$—	$358,064,555

The Funds did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Funds’ policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolios of Investments for industry classification.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. dollars.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Federal Income Tax – The Funds intend to comply with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provisions are required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.

25

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken by the Power Income Fund in its 2012, 2013 and 2014 tax returns and the Power Dividend Index Fund in its 2014 tax return or expected to be taken by the Funds in their 2015 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $943,972,266 and $1,241,872,740, respectively, for the Power Income Fund and $443,910,330 and $202,940,578, respectively, for the Power Dividend Index Fund.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

W.E. Donoghue & Co., Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to investment advisory agreements with the Trust, on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pay the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of each Fund’s average daily net assets. For the year ended June 30, 2015, the Advisor earned fees of $3,024,719 and $2,651,761 for the Power Income Fund and the Power Dividend Index Fund, respectively.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until October 31, 2015, so that the total annual operating expenses do not exceed 2.25%, 3.00% and 2.00% of the average daily net assets of Class A, Class C and Class I shares, respectively, of the Power Income Fund and the Power Dividend Index Fund. Contractual waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation, within three after the fiscal year end during which the amounts were waived. For the year ended June 30, 2015, the Advisor did not waive any of its management fees.

Distributor – The Trust has adopted, on behalf of each Fund, the Trust’s Master Distribution and Shareholder Servicing Plan for Class A and Class C shares (the “Plan”), as amended, pursuant to Rule 12b-1 under the Investment Company Act of 1940, to pay for certain distribution activities and shareholder services. Under the Plan, each Fund may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% per year of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended June 30, 2015, the Power Income Fund incurred distribution fees of $77,326 and $7,806 for Class A and Class C shares, respectively. For the year ended June 30, 2015 the Power Dividend Index Fund incurred distribution fees of $180,053 and $38,574 for Class A and Class C shares, respectively.

26

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ Class A, Class C and Class I shares. During the year ended June 30, 2015, the Distributor received $115,100 in underwriting commissions for sales of Class A shares of the Power Income Fund, of which $21,818 was retained by the principal underwriter or other affiliated broker-dealers. During the year ended June 30, 2015, the Distributor received $595,245 in underwriting commissions for sales of Class A shares of the Power Dividend Index Fund, of which $102,369 was retained by the principal underwriter or other affiliated broker-dealers.

A contingent deferred sales charge will be assessed only to Class C shares of the Power Income Fund and Power Dividend Index Fund purchased on or before January 1, 2015, which are sold within one year of purchase. Class C shares of the Funds purchased after January 1, 2015 will not be subject to a contingent deferred sales charge.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Funds are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

5.	REDEMPTION FEES

The Power Dividend Index Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund. For the year ended June 30, 2015, the Power Dividend Index Fund assessed $20,987, $613 and $56,489 in redemption fees for Class A, Class C and Class I shares, respectively.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year/period ended June 30, 2015 and June 30, 2014 was as follows:

	For the year ended June 30, 2015:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Income Fund	$6,038,288	$—	$—	$6,038,288
Power Dividend Index Fund	7,489,501	—	—	7,489,501

	For the year/period ended June 30, 2014:
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Power Income Fund	$10,410,533	$—	$—	$10,410,533
Power Dividend Index Fund	1,003,356	—	—	1,003,356
27

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficit)
Power Income Fund	$1,483,019	$—	$(2,046,482)	$—	$(11,702,709)	$(2,992)	$(12,269,164)
Power Dividend Index Fund	6,058,359	1,676,314	—	—	—	(11,631,582)	(3,896,909)

The difference between book basis and tax basis accumulated net investment income, accumulated net realized gain/(loss), and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for C-Corporations.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. Power Income Fund incurred and elected to defer such capital losses of $11,702,709.

At June 30, 2015, the Power Income Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
Fund	Short-Term	Long-Term	Total
Power Income Fund	$2,046,482	$—	$2,046,482

Permanent book and tax differences, primarily attributable to the re-class of ordinary income distributions, and adjustments related to real estate investment trusts and return of capital distributions from C-Corporations, resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Accumulated
	In	Net Investment	Net Realized
Fund	Capital	Income	Gain/(Loss)
Power Income Fund	$—	$—	$—
Power Dividend Index Fund	$—	$217,076	$(217,076)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, the shareholders listed below held, for the benefit of others, more than 25% of an individual Fund and may be deemed to control that Fund. The Funds have no knowledge as to whether all or any portion of the shares owned, by the parties noted below, are also owned beneficially by any party who would be presumed to control the respective Funds.

Shareholder	Fund	Percent
TD Ameritrade, Inc.	Power Income Fund	48.08%
TD Ameritrade, Inc.	Power Dividend Index Fund	29.26%
28

Power Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2015

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Power Income Fund currently invests a portion of its assets in the Fidelity Institutional Money Market Funds – Money Market Portfolio – Class I (the Fidelity Fund”). The Power Income Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Power Income Fund may be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Power Income Fund’s financial statements. As of June 30, 2015, the percentage of the Power Income Fund’s net assets invested in the Fidelity Fund was 100.0%.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there are no additional events requiring adjustment or disclosure in the financial statements.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Power Income Fund and Power Dividend Index Fund

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of the Power Income Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period September 14, 2010 (commencement of operations) through June 30, 2011. We have also audited the accompanying statement of assets and liabilities of the Power Dividend Index Fund, a series of shares of beneficial interest of Northern Lights Fund Trust, including the portfolio of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period November 7, 2013 (commencement of operations) through June 30, 2014. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Power Income Fund and Power Dividend Index Fund as of June 30, 2015, the results of their operations, the changes in their net assets and their financial highlights for each of the years and periods presented in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 26, 2015

30

Power Funds

EXPENSE EXAMPLE (Unaudited)

June 30, 2015

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemptions fees or deferred sales charges on certain redemptions; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	1/1/15	6/30/15	Period *	6/30/15	Period **

Power Income Fund – Class A	1.46%	$1,000.00	$999.10	$ 7.23	$1,017.56	$ 7.30
Power Income Fund – Class C	2.17%	$1,000.00	$995.70	$ 10.75	$1,014.03	$ 10.84
Power Income Fund – Class I	1.25%	$1,000.00	$1,000.30	$ 6.20	$1,018.59	$ 6.26
Power Dividend Index Fund – Class A	1.54%	$1,000.00	$975.90	$ 7.54	$1,017.16	$ 7.70
Power Dividend Index Fund – Class C	2.37%	$1,000.00	$972.70	$ 11.59	$1,013.04	$ 11.83
Power Dividend Index Fund – Class I	1.29%	$1,000.00	$977.00	$ 6.32	$1,018.40	$ 6.46

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).
31

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

Power Income Fund and Power Income Dividend Index Fund (Adviser – W.E. Donoghue and Co., Inc.)*

In connection with the regular meeting held on February 25-26, 2015 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement between W.E. Donoghue & Co., Inc. (“WEDCO”) and the Trust (the “Advisory Agreement”), with respect to Power Income Fund (“Power Income”) and Power Income Dividend Index Fund (“Power Dividend”) (each a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that WEDCO was founded in 1986 and currently manages over $1.5 billion in assets. They also noted that WEDCO provides customized investment management services to individuals, corporations and institutions, including trusts, employee benefit plans, and retirement plans. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Funds, taking into account their education and noting that the investment team has significant financial industry experience having worked together for many years in creating and managing sector rotation strategies. The Trustees reviewed WEDCO’s investment process for Power Dividend, which is based on the tracking of an index of 50 stocks derived from the S&P 500 Index. Acknowledging that while not all strategy risk can be eliminated, the Trustees noted that WEDCO uses the same technical indicators to determine when not to be invested and will move to cash or apply hedging techniques in a defensive position against a downturn in the markets. The Trustees recognized WEDCO’s longevity in investment management, and they acknowledged that the veteran investment team’s experience and focus on capital preservation add value for shareholders. The Trustees concluded that WEDCO should continue to provide a high level of quality service to the Funds for the benefit of their shareholders.

Performance.

Power Income. The Trustees reviewed the performance of Power Income, noting that the Fund underperformed the Morningstar category and adviser-selected peer group over all time periods presented. They also noted that Power Income outperformed the benchmark, the Barclays Aggregate Bond Index, over the 2-year and 3-year period. The Trustees considered WEDCO’s assertion that the underperformance was attributable to high levels of volatility, a strong credit market that can lead to underperformance relative to high yield instruments, and the Fund’s defensive position. The Trustees also considered the periods of time the Fund had been in operation in tandem with WEDCO’s stated belief that the Fund had the potential to outperform the Morningstar category and the benchmark over a full market cycle, and concluded that the Fund’s performance was not unreasonable.

32

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2015

Power Dividend. The Trustees reviewed the performance of Power Dividend, noting that the Fund outperformed the Morningstar category and substantially outperformed the peer group over the 1-year period, while slightly underperforming the benchmark. The Trustees considered WEDCO’s explanation that the Fund’s underperformance relative to the benchmark was attributable to the Fund being somewhat overweighted in underperforming sectors, such as energy. After further discussion and noting that the Fund had been in operation for a relatively short period of time, the Trustees concluded that the Fund’s performance was satisfactory.

Fees and Expenses.

Power Income. The Trustees noted that the management fee of 1.00% for the Fund was higher than the averages of the Morningstar category and the Fund’s peer group. They also noted that the Fund’s management fee was higher than any fund in its peer group but within the range of the Morningstar category. They considered that for the Fund, the management fee was lower than that charged by WEDCO on separately managed accounts with a similar strategy, and further considered WEDCO’s stated belief that the relatively higher management fees were due to the Fund’s ability to take on substantial defensive positions and the fact that the Fund faced capacity constraints. The Trustees also noted that the Fund’s net expense ratio was higher than the funds in the its peer group, but within the range of the Fund’s Morningstar category, and they considered WEDCO’s assertion that the differences in expenses were due to relatively higher levels of acquired fund fees. After further discussion, and noting that WEDCO had put an expense cap in place for the Fund, the Trustees concluded that the Fund’s management fee was not unreasonable.

Power Dividend. The Trustees noted that the Fund’s management fee of 1.00% was higher than the averages of the Morningstar category and peer group, but within the range of both of the MS category and equal to the highest fee in the peer group. They considered that the Fund’s management fee was lower than that charged by WEDCO on separately managed accounts with a similar strategy. They also considered WEDCO’s assertion that the Fund had the ability to take on a substantial defensive position unlike many of the funds in the peer group and Morningstar category. The Trustees also considered the Fund’s net expense ratio, noting that it was lower than the peer group average and higher than the Morningstar category average, but well within the range of the Morningstar category. They noted the Fund was relatively new, and that WEDCO expected a reduction in overall expenses as the Fund grew in size and efficiencies were realized. After further discussion, and noting that WEDCO had an expense cap in place for the Fund, the Trustees concluded that the Fund’s management fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized, on a Fund-by-Fund basis, with respect to the management of the Funds. They noted WEDCO’s assertion that each Fund would benefit from economies of scale when each Fund achieved certain assets levels. They also noted that the Power Income and Power Dividend had reached approximately that asset level. They considered WEDCO’s assertion that expenses had started to decrease, as well as WEDCO’s stated willingness to discuss breakpoints when each Fund achieves meaningful level of assets. After discussion, it was the consensus of the Trustees that based on current size of each Fund and WEDCO’s assertion that each Fund was capacity constrained, the absence of breakpoints was acceptable at this time and the matter of economies of scale would be revisited at the next renewal of the agreement and as a Fund’s size materially increases.

Profitability. The Trustees reviewed the profitability analyses provided by WEDCO for each Fund. The Trustees considered WEDCO’s profits realized in connection with the operation of each Fund and whether the profit level represented is a fair entrepreneurial profit with respect to the services to be provided to the Funds. The Trustees noted that WEDCO earned a profit from each Fund, and agreed that the profits, as a percentage of fees paid as well as actual dollars earned, were reasonable in each case.

33

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2015

Conclusion. Having requested and received such information from WEDCO as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Power Income Fund and Power Income Dividend Index Fund.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.
34

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2015

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	101	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); Independent Director OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985–2011).	101	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	101	AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010-2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	101	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (since 2014)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	133	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	133	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

6/30/15 – NLFT_v4

35

Power Funds

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	101	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-779-7462.

6/30/15 – NLFT_v4

36

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
37

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
38

This Page Intentionally Left Blank

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-779-7462 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-779-7462

INVESTMENT ADVISOR
W.E. Donoghue & Co., Inc.
629 Washington Street
Norwood, MA 02062

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)       Audit Fees                                2013        2014        2015

Power Income Fund                   $13,500    $14,000      $14,200

Power Dividend Index Fund                       $13,500      $13,700

(b)       Audit-Related Fees                 2013        2014         2015

Power Income Fund                   None        None         None

Power Dividend Index Fund                        None         None

(c)       Tax Fees                                  2013        2014          2015

Power Income                          $2,000       $2,000        $2,000

Power Dividend Index Fund                       $2,000        $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)       All Other Fees                       2013        2014          2015

Power Income Fund                  None        None          None

Power Dividend Index Fund                       None          None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

Power Income Fund       2015        2014       2013

Audit-Related Fees:          0.00%      0.00%    0.00%

Tax Fees:                         0.00%      0.00%    0.00%

All Other Fees:                 0.00%      0.00%    0.00%

Power Dividend Index Fund        2015

Audit-Related Fees:                        0.00%

Tax Fees:                                       0.00%

All Other Fees:                               0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                 2015       2014       2013

Power Income Fund                 $2,000      $2,000      $2,000

Power Dividend Index Fund      $2,000      $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/3/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 9/3/15

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 9/3/15